Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

6. Long-Term Debt

Long-term debt consists of the following:

	December 31,
(In thousands)	2011	2010
2011 Revolving Credit Facility (1)	$—	$—
2010 Revolving Credit Facility (1)	—	—
9.0% Senior Subordinated Notes due 2018 (the “9.0% Notes”)	210,000	210,000
8.625% Senior Subordinated Notes due 2013 (the “8.625% Notes”)	—	42,855
5.0% Convertible Senior Notes due 2029, redeemable in 2014 (the “5.0% Convertible Notes”)	155,055	172,500
Notes payable to a finance company bearing interest from 9.52% to 10.52% (with a weighted average of 10.19%)	13,223	15,618
Mortgage notes to finance companies-fixed rate, bearing interest from 4.29% to 7.03%	116,584	88,262
Mortgage notes to finance companies-variable rate, bearing interest at 1.25 to 3.50 percentage points above one-month LIBOR	65,640	45,639
Net debt discount and premium (2)	(18,635)	(25,482)
Other	5,752	6,059

Total debt	$547,619	$555,451
Less current maturities	(11,608)	(9,050)

Long-term debt	$536,011	$546,401

(1)	Sonic replaced its 2010 Revolving Credit Facility with the 2011 Revolving Credit Facility on July 8, 2011. The interest rate on the revolving credit facility was 2.25% above LIBOR at December 31, 2011 and 3.5% above LIBOR at December 31, 2010.
(2)	December 31, 2011 includes $1.2 million discount associated with the 9.0% Notes, $17.7 million discount associated with the 5.0% Convertible Notes, $1.2 million premium associated with notes payable to a finance company and $0.9 million discount associated with mortgage notes payable. December 31, 2010 includes $1.4 million discount associated with the 9.0% Notes, $0.2 million discount associated with the 8.625% Notes, $24.7 million discount associated with the 5.0% Convertible Notes, $1.8 million premium associated with notes payable to a finance company and $1.0 million discount associated with mortgage notes payable.

Future maturities of long-term debt are as follows:

	(In thousands)
	Principal	Net of Discount/ Premium
Year Ending December 31,
2012	$11,167	$11,608
2013	17,486	17,812
2014(1)	169,774	152,243
2015	24,310	24,370
2016	42,224	42,224
Thereafter	301,293	299,362

Total	$566,254	$547,619

(1)	The 5.0% Convertible Notes are redeemable before the stated maturities at both Sonic’s option and the option of the respective holders, under certain circumstances. The assumed maturities of these securities are based on the earliest redemption date, which is October 2014 for the 5.0% Convertible Notes.

2011 Credit Facilities

On July 8, 2011, Sonic entered into an amended and restated syndicated revolving credit agreement (the “2011 Revolving Credit Facility”) and a syndicated floor plan credit facility (the “2011 Floor Plan Facility”). The 2011 Revolving Credit Facility and 2011 Floor Plan Facility (collectively the “2011 Credit Facilities”) are scheduled to mature on August 15, 2016. This amendment and restatement extended the term of the previous existing syndicated credit facilities that were scheduled to mature on August 15, 2012, increased the borrowing capacity under the previous existing syndicated credit facilities by $234.0 million and modified certain covenant and compliance calculations on a prospective basis.

Availability under the 2011 Revolving Credit Facility is calculated as the lesser of $175.0 million or a borrowing base calculated based on certain eligible assets plus 50% of the fair market value of 5,000,000 shares of common stock of Speedway Motorsports, Inc. (“SMI”) that are pledged as collateral, less the aggregate face amount of any outstanding letters of credit under the 2011 Revolving Credit Facility (the “2011 Revolving Borrowing Base”). The 2011 Revolving Credit Facility may be increased at Sonic’s option to $225.0 million upon satisfaction of certain conditions. A withdrawal of the pledge of SMI common stock by Sonic Financial Corporation (“SFC”), which holds the 5,000,000 shares of common stock of SMI, or a decline in the value of SMI common stock, could reduce the amount Sonic can borrow under the 2011 Revolving Credit Facility.

Based on balances as of December 31, 2011, the 2011 Revolving Borrowing Base was approximately $169.6 million and Sonic had $40.3 million in outstanding letters of credit resulting in total borrowing availability of $129.3 million under the 2011 Revolving Credit Facility.

Outstanding obligations under the 2011 Revolving Credit Facility are secured by a pledge of substantially all of the assets of Sonic and its subsidiaries and by the pledge of 5,000,000 shares of common stock of SMI by SFC. The collateral also includes a pledge of the franchise and dealer agreements and stock or equity interests of Sonic’s dealership subsidiaries, except for those dealership subsidiaries where the applicable manufacturer prohibits such a pledge, in which cases the stock or equity interests of the dealership subsidiary is subject to an escrow arrangement with the administrative agent. Substantially all of Sonic’s subsidiaries also guarantee its obligations under the 2011 Revolving Credit Facility.

The maturity date of the 2011 Revolving Credit Facility may in certain circumstances be accelerated (the “Springing Maturity Date”) if the share price of Sonic’s common stock falls below a certain level or if Sonic does not maintain certain liquidity levels during enumerated periods of time prior to the maturity date (including dates upon which Sonic may be compelled to repurchase such indebtedness) of certain indenture indebtedness or other indebtedness with an outstanding balance in excess of $35.0 million. In addition, availability of the 2011 Revolving Credit Facility may be curtailed during enumerated periods related to any Springing Maturity Date.

The 2011 Floor Plan Facility is comprised of a new vehicle revolving floor plan facility in an amount up to $500.0 million (the “2011 New Vehicle Floor Plan Facility”) and a used vehicle revolving floor plan facility in an amount up to $80.0 million, subject to a borrowing base (the “2011 Used Vehicle Floor Plan Facility”). Sonic may, under certain conditions, request an increase in the 2011 Floor Plan Facility of up to $175.0 million, which shall be allocated between the 2011 New Vehicle Floor Plan Facility and the 2011 Used Vehicle Floor Plan Facility as Sonic requests, with no more than 15% of the aggregate commitments allocated to the commitments under the 2011 Used Vehicle Floor Plan Facility. Outstanding obligations under the 2011 Floor Plan Facility are guaranteed by Sonic and certain of its subsidiaries and are secured by a pledge of substantially all of the assets of Sonic and its subsidiaries. The amounts outstanding under the 2011 Credit Facilities bear interest at variable rates based on specified percentages above LIBOR.

Sonic agreed under the 2011 Credit Facilities not to pledge any assets to any third party, subject to certain stated exceptions, including floor plan financing arrangements. In addition, the 2011 Credit Facilities contain certain negative covenants, including covenants which could restrict or prohibit indebtedness, liens, the payment of dividends, capital expenditures and material dispositions and acquisitions of assets as well as other customary covenants and default provisions. Specifically, the 2011 Credit Facilities permit cash dividends on Sonic’s Class A and Class B common stock so long as no event of default (as defined in the 2011 Credit Facilities) has occurred and is continuing and provided that Sonic remains in compliance with all financial covenants under the 2011 Credit Facilities.

2010 Credit Facilities

On January 15, 2010, Sonic entered into an amended and restated syndicated revolving credit agreement (the “2010 Revolving Credit Facility”) and a syndicated floor plan credit facility (the “2010 Floor Plan Facility”). The 2010 Revolving Credit Facility and 2010 Floor Plan Facility (collectively the “2010 Credit Facilities”) were scheduled to mature on August 15, 2012. On July 8, 2011, these were replaced by the 2011 Credit Facilities discussed above.

9.0% Senior Subordinated Notes

On March 12, 2010, Sonic issued $210.0 million in aggregate principal amount of 9.0% Notes which mature on March 15, 2018. On April 12, 2010, Sonic used the net proceeds, together with cash on hand, to redeem $200.0 million in aggregate principal amount of its 8.625% Notes due 2013. The 9.0% Notes are unsecured senior subordinated obligations of Sonic and are guaranteed by Sonic’s domestic operating subsidiaries. Interest is payable semi-annually on March 15 and September 15 each year. Sonic may redeem the 9.0% Notes in whole or in part at any time after March 15, 2014 at the following redemption prices, which are expressed as percentages of the principal amount:

Redemption
Beginning on March 15, 2014	104.50%
Beginning on March 15, 2015	102.25%
Beginning on March 15, 2016 and thereafter	100.00%

In addition, on or before March 15, 2013, Sonic may redeem up to 35% of the aggregate principal amount of the 9.0% Notes at par value plus accrued interest with proceeds from certain equity offerings. The Indenture also provides that holders of 9.0% Notes may require Sonic to repurchase the 9.0% Notes at 101% of the par value of the 9.0% Notes, plus accrued interest if Sonic undergoes a “change of control” as defined in the Indenture.

The indenture governing the 9.0% Notes contains certain specified restrictive covenants. Sonic has agreed not to pledge any assets to any third party lender of senior subordinated debt except under certain limited circumstances. Sonic also has agreed to certain other limitations or prohibitions concerning the incurrence of other indebtedness, capital stock, guarantees, asset sales, investments, cash dividends to stockholders, distributions and redemptions. Specifically, the indenture governing Sonic’s 9.0% Notes limits Sonic’s ability to pay quarterly cash dividends on Sonic’s Class A and B common stock in excess of $0.10 per share. Sonic may only pay quarterly cash dividends on Sonic’s Class A and B common stock if Sonic complies with the terms of the indenture governing the 9.0% Notes. Sonic was in compliance with all restrictive covenants as of December 31, 2011.

Balances outstanding under Sonic’s 9.0% Notes are guaranteed by all of Sonic’s operating domestic subsidiaries. These guarantees are full and unconditional and joint and several. The parent company has no independent assets or operations. The non-domestic and non-operating subsidiaries that are not guarantors are considered to be minor.

Sonic’s obligations under the 9.0% Notes may be accelerated by the holders of 25% of the outstanding principal amount of the 9.0% Notes then outstanding if certain events of default occur, including: (1) defaults in the payment of principal or interest when due; (2) defaults in the performance, or breach, of Sonic’s covenants under the 9.0% Notes; and (3) certain defaults under other agreements under which Sonic or its subsidiaries have outstanding indebtedness in excess of $35.0 million.

8.625% Senior Subordinated Notes

On July 15, 2011, Sonic issued a redemption notice to holders of the 8.625% Notes to redeem the remaining $42.9 million in aggregate principal amount of its outstanding 8.625% Notes. Sonic used cash on hand and available borrowings under the 2011 Credit Facilities to redeem the remaining $42.9 million in aggregate principal amount at the applicable redemption price (100% of principal redeemed) plus accrued but unpaid interest on August 16, 2011. Sonic recognized a loss of $0.2 million on extinguishment of the remaining 8.625% Notes related to the write-off of remaining debt discount and capitalized deferred finance costs, recorded in other income (expense), net, in the accompanying Consolidated Statements of Income.

5.0% Convertible Senior Notes

On September 23, 2009, Sonic issued $172.5 million in principal of 5.0% Convertible Senior Notes and 10,350,000 shares of Class A common stock generating net proceeds of $266.4 million. Net proceeds from these issuances were used to repurchase $143.0 million of 4.25% Convertible Senior Subordinated Notes due 2010 (the “4.25% Convertible Notes”), plus accrued interest, $85.6 million of the 6.0% Senior Secured Convertible Notes due 2012 (the “6.0% Convertible Notes”), plus accrued interest, and to repay amounts outstanding under the then existing syndicated revolving credit facility and floor plan facility.

During the year ended December 31, 2011, Sonic repurchased approximately $17.4 million of the aggregate outstanding principal amount of the 5.0% Convertible Notes and recorded a loss on repurchase of approximately $0.9 million in other income (expense), net, in the accompanying Consolidated Statements of Income.

The 5.0% Convertible Notes bear interest at a rate of 5.0% per year, payable semiannually on April 1 and October 1 of each year, beginning on April 1, 2010. The 5.0% Convertible Notes mature on October 1, 2029. Sonic may redeem some or all of the 5.0% Convertible Notes for cash at any time subsequent to October 1, 2014 at a repurchase price equal to 100% of the principal amount of the Notes. Holders have the right to require Sonic to purchase the 5.0% Convertible Notes on each of October 1, 2014, October 1, 2019 and October 1, 2024 or in the event of a change in control for cash at a purchase price equal to 100% of the principal amount of the notes.

Holders of the 5.0% Convertible Notes may convert their notes at their option prior to the close of business on the business day immediately preceding July 1, 2029 only under the following circumstances: (1) during any fiscal quarter commencing after December 31, 2009, if the last reported sale price of the Class A common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (2) during the five business day period after any 10 consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of notes for each day of that measurement period was less than 98% of the product of the last reported sale price of Sonic’s Class A common stock and the applicable conversion rate on each such day; (3) if Sonic calls any or all of the notes for redemption, at any time prior to the close of business on the third scheduled trading day prior to the redemption date; or (4) upon the occurrence of specified corporate events. On and after July 1, 2029 to (and including) the close of business on the third scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the foregoing circumstances. As of December 31, 2011, the conversion rate was 75.3017 shares of Class A common stock per $1,000 principal amount of notes, which is equivalent to a conversion price of approximately $13.28 per share of Class A common stock. The conversion rate may be adjusted in the future as a result of any future declaration of dividends on Sonic’s Class A common stock. The 5.0% Convertible Notes had not met any of the criteria for conversion as of December 31, 2011.

To recognize the equity component of a convertible borrowing instrument, upon issuance of the 5.0% Convertible Notes in September 2009, Sonic recorded a debt discount of approximately $31.0 million and a corresponding amount (net of taxes of approximately $12.8 million) to equity, based on an estimated non-convertible borrowing rate of 10.5%. The debt discount is being amortized to interest expense through October 2014, the earliest redemption date. The unamortized debt discount was approximately $17.7 million and $24.7 million at December 31, 2011 and 2010, respectively.

Sonic incurred interest expense related to the 5.0% Convertible Notes of approximately $8.4 million and $8.7 million for the years ended December 31, 2011 and 2010, respectively, recorded to interest expense, other, net, in the accompanying Consolidated Statements of Income. In addition, Sonic recorded interest expense associated with the amortization of debt discount on the 5.0% Convertible Notes of $5.5 million and $5.1 million for the years ended December 31, 2011 and 2010, respectively, recorded to interest expense, non-cash, convertible debt in the accompanying Consolidated Statements of Income.

Notes Payable to a Finance Company

Three notes payable (due October 2015 and August 2016) were assumed in connection with an acquisition in 2005 (the “Assumed Notes”). Sonic recorded the Assumed Notes at fair value using an interest rate of 5.35%. The interest rate used to calculate the fair value was based on a quoted market price for notes with similar terms as of the date of assumption. As a result of calculating the fair value, a premium of $7.3 million was recorded that will be amortized over the lives of the Assumed Notes. At December 31, 2011, the outstanding principal balance on the Assumed Notes was approximately $13.2 million with a remaining unamortized premium balance of approximately $1.2 million.

Mortgage Notes

Sonic has mortgage financing totaling approximately $182.2 million in aggregate, related to 18 of its dealership properties. These mortgage notes require monthly payments of principal and interest through maturity and are secured by the underlying properties. Maturity dates range between June 2013 and March 2031. The weighted average interest rate was 4.66% at December 31, 2011.

Covenants

Sonic agreed under the 2011 Credit Facilities not to pledge any assets to any third party (other than those explicitly allowed under the amended terms of the facility), including other lenders, subject to certain stated exceptions, including floor plan financing arrangements. In addition, the 2011 Credit Facilities contains certain negative covenants, including covenants which could restrict or prohibit the payment of dividends, capital expenditures and material dispositions of assets as well as other customary covenants and default provisions.

Financial covenants related to outstanding indebtedness and certain operating leases include required specified ratios of:

Covenant
	Consolidated Liquidity Ratio	Consolidated Fixed Charge Coverage Ratio	Consolidated Total Lease Adjusted Leverage Ratio
March 31, 2011 through and including March 30, 2012	≥1.05	≥1.15	≤5.50
March 31, 2012 and thereafter	≥1.10	≥1.20	≤5.50

December 31, 2011 actual	1.13	1.65	4.02

Derivative Instruments and Hedging Activities

At December 31, 2011 Sonic had interest rate cash flow swap agreements to effectively convert a portion of its LIBOR-based variable rate debt to a fixed rate. The fair value of these swap positions at December 31, 2011 was a liability of approximately $37.6 million, with approximately $13.2 million included in other accrued liabilities and approximately $24.4 million included in other long-term liabilities in the accompanying Consolidated Balance Sheets. Under the terms of these cash flow swaps, Sonic will receive and pay interest based on the following:

Notional Amount		Pay Rate	Receive Rate (1)	Maturing Date
(In millions)
$200.0		4.935%	one-month LIBOR	May 1, 2012
$100.0		5.265%	one-month LIBOR	June 1, 2012
$3.4		7.100%	one-month LIBOR + 1.50%	July 10, 2017
$25.0	(2)	5.160%	one-month LIBOR	September 1, 2012
$15.0	(2)	4.965%	one-month LIBOR	September 1, 2012
$25.0	(2)	4.885%	one-month LIBOR	October 1, 2012
$10.6		4.655%	one-month LIBOR	December 10, 2017
$8.4	(2)	6.860%	one-month LIBOR + 1.25%	August 1, 2017
$6.5		4.330%	one-month LIBOR	July 1, 2013
$100.0	(3)	3.280%	one-month LIBOR	July 1, 2015
$100.0	(3)	3.300%	one-month LIBOR	July 1, 2015
$7.1	(2)	6.410%	one-month LIBOR + 1.25%	September 12, 2017
$50.0	(3)	2.767%	one-month LIBOR	July 1, 2014
$50.0	(3)	3.240%	one-month LIBOR	July 1, 2015
$50.0	(3)	2.610%	one-month LIBOR	July 1, 2014
$50.0	(3)	3.070%	one-month LIBOR	July 1, 2015

(1)	The one-month LIBOR rate was 0.295% at December 31, 2011.
(2)	Changes in fair value are recorded through earnings.
(3)	The effective date of these forward-starting swaps is July 2, 2012.

During 2009, Sonic settled its $100.0 million notional, pay 5.002% and $100.0 million notional, pay 5.319% swaps for a payment of approximately $16.5 million. These payments are being amortized into earnings over the original life of the swaps.

During 2010, Sonic entered into two $100.0 million notional forward-starting interest rate swap agreements which become effective in July 2012 and terminate in July 2015. During 2011, Sonic entered into four $50.0 million notional forward-starting interest rate swap agreements which become effective in July 2012 and terminate between July 2014 and July 2015. These interest rate swaps have been designated and qualify as cash flow hedges and, as a result, changes in the fair value of these swaps are recorded in accumulated other comprehensive income (loss), net of related income taxes, in the Consolidated Statements of Stockholders’ Equity.

For the cash flow swaps not designated as hedges and amortization of amounts in accumulated other comprehensive income (loss) related to terminated cash flow swaps, certain benefits and charges were included in interest expense/amortization, non-cash, cash flow swaps in the accompanying Consolidated Statements of Income. For the years ended December 31, 2011, 2010 and 2009, non-cash charges of approximately $0.8 million, $4.9 million and $11.8 million, respectively, related to the Fixed Swaps and amortization of amounts in accumulated other comprehensive income (loss) related to other existing and terminated cash flow swaps were included in interest expense/amortization, non-cash, cash flow swaps in the accompanying Consolidated Statements of Income. Changes in the fair value of notional amounts of certain cash flow swaps are recognized through earnings.

For the cash flow swaps that qualify as cash flow hedges, the changes in the fair value of these swaps have been recorded in accumulated other comprehensive income (loss), net of related income taxes, in the Consolidated Statements of Stockholders’ Equity. The incremental interest expense (the difference between interest paid and interest received) related to the cash flow swaps was approximately $17.7 million, $17.6 million and $18.5 million for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in interest expense, other, net, in the accompanying Consolidated Statements of Income. The estimated net expense expected to be reclassified out of other comprehensive income (loss) into results of operations during the year ending December 31, 2012 is approximately $8.2 million.